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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 15, 2001
               (DATE OF EARLIEST EVENT REPORTED: JUNE 5, 2001)

                        ENCOMPASS SERVICES CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                        1-13565               76-0535259
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)


      3 GREENWAY PLAZA, SUITE 2000
             HOUSTON, TEXAS                             77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100

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ITEM 5. OTHER EVENTS.

        On June 5, 2001, Encompass Services Corporation issued a press release, a copy of which is included herewith as Exhibit 99(a).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             99(a) Press release of Encompass Services Corporation dated
                   June 5, 2001.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENCOMPASS SERVICES CORPORATION

                                By: /s/ Gray H. Muzzy
                                   ---------------------------------------
                                   Gray H. Muzzy
                                   Senior Vice President, General Counsel
                                   and Secretary

Date: June 15, 2001

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